EXHIBIT 10.26
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                              U.S. GOLD CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of August 8, 2002 (the "Date of Grant"), by and between U.S. Gold Corporation, a Colorado corporation (the "Company"), and WILLIAM F. PASS (the "Optionee").

                                   WITNESSETH:

     WHEREAS, on August 8, 2002, the Board of Directors determined that the Optionee should receive an Incentive Stock Option to purchase shares of the Company's Common Stock under the Company's 2002 Stock Option and Stock Grant Plan (the "Plan") in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, said option to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

     WHEREAS, Optionee desires to receive an option on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. GRANT OF INCENTIVE STOCK OPTION. The Company hereby grants to Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the "Option") to purchase all or any part of an aggregate of 375,000 shares of reserved authorized and unissued $.10 par value Common Stock of the Company (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement. This Option can not be exercised as provided herein, in whole or in part, until and unless the Plan and this Option are approved by the shareholders of the Company at a duly called and held meeting of shareholders.

     2. OPTION PRICE. At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $0.32 (the "Option Price").

     3. OPTION PERIOD. The Option period shall commence as of the Date of Grant and shall terminate ten years from the Date of Grant, unless terminated earlier as provided in this Agreement. If an Optionee, for any reason, other than the Optionee's death, ceases to be employed by either the Company or a Subsidiary of the Company, any Option held by the Optionee at the time he ceases to be an employee may be exercised within 180 days after the date of such cessation, but only to the extent that the Option was exercisable according to its terms on the date of such cessation. After such 180 day period, any unexercised portion of an Option shall expire. Any Option held by an Optionee at the time of his death may be exercised by his estate, subject to any limitation otherwise applicable to such Option, only within twelve months of his death or such longer period as the Board of Directors of the Company may determine.

     This Option is exercisable by Optionee, cumulatively, over time, only as follows:

     (a) 125,000 shares on or after February 9, 2003.
     (b) An additional 125,000 shares on or after January 2, 2004.
     (c) An additional 125,000 shares on or after January 2, 2005.

     4. EXERCISE OF OPTION.

     As noted above, the Plan and the Option must be approved by the shareholders of the Company prior to any exercise of the Option. The Option can



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only be exercised,  in whole or in part, as determined by the Board of Directors with written notice to Optionee, from reserved shares of authorized and unissued Option Shares subsequent to such approval by shareholders of the Company.

          (a)  The Option may be exercised by delivering to the Company:

               (i) a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is exercised, and the method of payment, and

               (ii) payment  of the  total  purchase  price of the  shares  upon
                    Exercise, to the extent permitted by applicable statutes and regulations: (i) in cash (including check, bank draft or money order); (ii) by such other forms of payment as are acceptable to the Committee in its sole discretion, (iii) whole shares of the Company's Common Stock, (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option; or (v) any combination of the foregoing methods of payment. Without limiting the foregoing, if a Optionee elects to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise including provision for payment of or provision for payment of any applicable withholding or similar taxes, then the Committee shall have the sole discretion to approve or disapprove such election at the time of any Exercise.

          (b) Promptly upon receipt of the Notice of Agreement and Exercise and the full payment of the Option Price by the Optionee the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

     5. SECURITIES LAWS REQUIREMENTS. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any securities exchange on which stock of the same class is listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. Pursuant to the terms of the Notice and Agreement of Exercise that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

          (a) All Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

          (b) No Option Share shall be sold or otherwise distributed in violation of the Securities Act of 1933 or any other applicable federal or state securities laws;

          (c)  If the  Optionee  is  subject  to  reporting  requirements  under
               Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), he shall:

               (i) be aware that the actual accrual of any right under the Option to purchase Option Shares is an event that requires reporting on Form 4 under Section 16(a) of the Exchange Act.


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               (ii) be aware that any sale by him or his immediate family of the
                    Company's Common Stock within six months before or after the granting of any Option may create liability for him under
                    Section 16(b) of the Exchange Act,

              (iii) consult  with  his  counsel  regarding  the  application  of
                    Section 16(b) of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Company's Common Stock,

               (iv) assist the Company  with the filing of a Form 3, 4 or 5 with the Securities and Exchange Commission, and

               (v)  timely   file  all  reports   required   under  the  federal
                    securities laws, and

          (d) The Optionee shall report all sales of Option shares to the Company in writing on a form prescribed by the Company, including pre-notification in certain cases as provided in Section 6 below.

     The forgoing restrictions or notices thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

     6. TAXATION RELATED ISSUES AND REPORTING OBLIGATIONS. The Optionee is aware that the taxation issues related to Incentive Stock Options may be complicated and Optionee agrees to and shall seek personal tax advice regarding such issues. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the Exercise of this Option before the expiration of two (2) years after its date of grant and before the expiration of one (1) year after its date of exercise and the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any Federal, state or local withholding and employment related tax requirements attributable to such disposition. The Committee may, in its sole discretion, endorse the certificates representing such Option shares with a legend restricting transfer (and to cause a stop transfer order to be entered with the Company's transfer agent) until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of 2 years from the date of grant of such Incentive Stock Option and 1 year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

     7. TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option.

     8. ADJUSTMENT BY STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means


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of the payment of a stock  dividend or the making of any other  distribution  on such shares payable in its Common Stock, or through a stock split or subdivision
of  shares,   or  a  consolidation  or  combination  of  shares,  or  through  a reclassification or recapitalization involving its Common Stock, the numbers, rights, and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

     9.   MERGER OR CONSOLIDATION.

          (a) EFFECT OF TRANSACTION. Upon the occurrence of any of the following events, if the notice requirements by Paragraph 8(b) has been given, the Option shall automatically terminate and be of no further force or effect whatsoever:

               (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction;

               (ii) the dissolution or liquidation of the Company;

              (iii) the  appointment  of a receiver  for all,  or  substantially all, of the Company's assets or business;

               (iv) the  appointment  of a  trustee  for  the  Company  after  a petition has been filed for the Company's reorganization under applicable statutes; or

               (v) the sale, lease or exchange of all, or substantially all, of the Company's assets and business.

          (b) NOTICE OF SUCH OCCURRENCE. At least 15 days' prior written notice of any event described in Paragraph 8 (a), except the transactions described in Subparagraphs 8 (a) (iii) and (iv) as to which no notice shall be required, shall, at the Company's option, be given by the Company to the Optionee. After receipt of such notice, the Optionee may at any time before the occurrence of the event requiring the giving of notice exercise the unexercised portion of the Option as to all the shares covered thereby. Such notice shall be deemed to have been given when delivered personally to the Optionee or pursuant to the provisions of Paragraph 11 of this Agreement. If no such notice shall be given with respect to a transaction described in Subparagraphs 8(a) (i), (ii) or (v), the provisions of Paragraph 8(a) shall not apply and the Option shall not terminate upon the occurrence of such transaction.

     10. COMMON STOCK TO BE RECEIVED UPON EXERCISE. Optionee understands that the Company is under no obligation to register the Option Shares under the Securities Act of 1933, as amended (the "Act") and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Act. The Company is under no obligation to comply, or to assist the Optionee in complying with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Stock under Rule 144 of the Securities and Exchange Commission. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such


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Rule can only be made in  limited  amounts  in  accordance  with the  terms  and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

     Furthermore, the Optionee fully understands that the Option Shares have not been registered under the Act and that they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various release of the Securities and Exchange Commission.

     11. PRIVILEGE OF OWNERSHIP. Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

     12. NOTICES. Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to be given upon receipt by sender of sender's return receipt for acknowledgement of delivery of said notice by postage prepaid registered mail. Such notice shall be addressed to the party to be notified as shown below:

         Company:          U.S. Gold Corporation
                           2201 Kipling St., Suite 100
                           Lakewood, Colorado 80215-1545

         Optionee:         At the address listed below his name on the last page
                           of this Agreement.

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

     13. GENERAL PROVISIONS. This instrument: (a) contains the entire agreement among the parties, (b) may not be mended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver, (c) shall be constructed in accordance with, and governed by, the laws of the State of Colorado, (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth and (e) shall be subject to the provisions of the Plan, which Plan provisions shall govern if they conflict herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date and year first above written.

                                    U.S. GOLD CORPORATION


Date: August 8, 2002                By: /s/ William W. Reid
                                        ----------------------------------------
                                        William W. Reid, President and
                                        Chairman of the Board

                                    OPTIONEE:


Date: August 8, 2002                By: /s/ William F. Pass
                                        ----------------------------------------



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